Exhibit 10.7

EXECUTION VERSION

PNMAC GMSR ISSUER TRUST,

as Issuer

and

CITIBANK, N.A.,

as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary

and

PENNYMAC LOAN SERVICES, LLC,

as Administrator and as Servicer

and

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC,

as Administrative Agent

and consented to by

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,

as Noteholder

AMENDMENT NO. 4

Dated as of April 1, 2021

to the

AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

Dated as of February 28, 2018

PNMAC GMSR ISSUER TRUST

MSR COLLATERALIZED NOTES,

SERIES 2016-MSRVF1

AMENDMENT NO. 4 TO AMENDED AND RESTATED SERIES 2016-MSRVF1 INDENTURE SUPPLEMENT

This Amendment No. 4 to the Amended and Restated Series 2016-MSRVF1 Indenture Supplement (this “Amendment”) is dated as of April 1, 2021, by and among PNMAC GMSR ISSUER TRUST, as issuer (the “Issuer”), CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), PENNYMAC LOAN SERVICES, LLC (“PLS”), as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), and CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent (the “Administrative Agent”), and is consented to by CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”), as the sole noteholder of 100% of the Series 2016-MSRVF1 Note (the “Noteholder”).

RECITALS

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent are parties to that certain Third Amended and Restated Indenture, dated as of April 1, 2020 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), the provisions of which are incorporated, as modified by that certain Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”, and together with the Base Indenture, the “Indenture”), among the Issuer, Citibank, the Servicer, the Administrator and the Administrative Agent.  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Indenture;

WHEREAS, the Issuer, the Indenture Trustee, the Administrator, the Servicer, the Administrative Agent and the Noteholder have agreed, subject to the terms and conditions of this Amendment, that the Series 2016-MSRVF1 Indenture Supplement be amended to reflect certain agreed upon revisions to the terms of the Series 2016-MSRVF1 Indenture Supplement;

WHEREAS, pursuant to Section 12.2 of the Base Indenture, the Issuer, the Indenture Trustee, the Administrator, the Servicer and the Administrative Agent, with prior notice to each Note Rating Agency and the consent of the Majority Noteholders of each Series materially and adversely affected by such amendment, by Act of said Noteholders delivered to the Issuer, the Administrator, the Servicer, the Administrative Agent and the Indenture Trustee, upon delivery of an Issuer Tax Opinion (unless the Noteholders unanimously consent to waive such opinion), for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, any Indenture Supplement;

WHEREAS, pursuant to Section 12.3 of the Base Indenture, in executing or accepting the additional trusts created by any amendment or Indenture Supplement of the Base Indenture permitted by Article XII or the modifications thereby of the trusts created by the Base Indenture, the Indenture Trustee will be entitled to receive, and (subject to Section 11.1 of the Base Indenture) will be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment or Indenture Supplement is authorized and permitted by the Base Indenture and that all conditions precedent thereto have been satisfied (the “Authorization Opinion”); provided, that no such Authorization Opinion shall be required in connection with any amendment or Indenture Supplement consented to by all Noteholders if all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or Indenture Supplement;

WHEREAS, pursuant to Section 1.3 of the Base Indenture, the Issuer shall deliver an Officer’s Certificate stating that all conditions precedent, if any, provided for in the Base Indenture relating to a proposed action have been complied with and that the Issuer reasonably believes that this Amendment will not have a material Adverse Effect, and shall also furnish to the Indenture Trustee an opinion of counsel stating that in the opinion of such counsel all conditions precedent to a proposed action, if any, have been complied with (unless 100% of the Noteholders have consented to the related amendment, modification or action and all of the Noteholders have directed the Indenture Trustee in writing to execute such amendment or supplement, or with respect or with respect to any other modification or action, directed the Indenture Trustee in writing to permit such modification or action without receiving such certificate or opinion);

WHEREAS, pursuant to Section 11.1 of the Trust Agreement, prior to the execution of any amendment to any Transaction Documents to which the Trust is a party, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by the Trust Agreement and that all conditions precedent have been met;

WHEREAS, pursuant to Section 4.1(a)(iii) of the Trust Agreement, the consent of each of the Owners (as defined in the Trust Agreement) (unless an Event of Default has occurred and is continuing), the Administrative Agent and the Series Required Noteholders of all Variable Funding Notes is required for the amendment or other change to any Transaction Document in circumstances where the consent of any Noteholder or the Administrative Agent is required (other than an amendment or supplement to the Base Indenture pursuant to Section 12.1 thereof);

WHEREAS, the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), was issued to PennyMac Loan Services, LLC (“PLS”) pursuant to the terms of the Series 2016-MSRVF1 Indenture Supplement, and was purchased by CSCIB under the Master Repurchase Agreement, dated as of December 19, 2016 (as amended by Amendment No. 1, dated as of February 28, 2019, Amendment No. 2, dated as of April 1, 2020, Amendment No. 3, dated as of April 24, 2020, and Amendment No. 4, dated as of August 25, 2020, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), by and among the Administrative Agent, CSCIB, as buyer, and PLS, as seller, pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB;

WHEREAS, (i) pursuant to the Trust Agreement, PLS is the sole Owner and (ii) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by CSCIB, as the buyer of the Series 2016-MSRVF1 Note under the Series 2016-MSRVF1 Repurchase Agreement;

WHEREAS, pursuant to Section 10 of the Series 2016-MSRVF1 Indenture Supplement, the parties hereto may enter into an amendment to supplement, amend or revise any term or provision of the Series 2016-MSRVF1 Indenture Supplement pursuant to the terms and provisions of Section 12.2 of the Base Indenture with the consent of the Noteholder of 100% of the Series 2016-MSRVF1 Note; and

WHEREAS, as of the date hereof, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

NOW, THEREFORE, the Issuer, Indenture Trustee, the Administrator, the Servicer and the Administrative Agent hereby agree, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged by the parties hereto, that the Series 2016-MSRVF1 Indenture Supplement is hereby amended as follows:

Section 1.Amendment to the Series 2016-MSRVF1 Indenture Supplement.

(a)Section 2 of the Series 2016-MSRVF1 Indenture Supplement is hereby amended by deleting the definition of “Note Interest Rate” in its entirety and replacing it with the following:

“Note Interest Rate” means, with respect to any Interest Accrual Period, the sum of (a) the greater of (i) LIBOR Rate and (ii) 0.25% plus (b) the Margin.

Section 2.No Note Rating Agency.  As of the date hereof and prior to the execution of this Amendment, the Series 2016-MSRVF1 Note is not rated by any Note Rating Agency.

Section 3.Conditions to Effectiveness of this Amendment.  This Amendment shall become effective (i) upon the execution and delivery of this Amendment by all parties hereto (the “Amendment Effective Date”) and (ii) upon delivery of the Issuer Tax Opinion pursuant to Section 12.2 of the Base Indenture and Opinion of Counsel pursuant to Section 11.1 of the Trust Agreement.

Section 4.Consent, Acknowledgment and Waiver.  By execution of this Amendment, CSCIB, as Noteholder of 100% of the Series 2016-MSRVF1 Note, hereby consents to this Amendment.  The Noteholder certifies that it is the sole Noteholder of the Series 2016-MSRVF1 Note with the right to instruct the Indenture Trustee.  In addition, the Noteholder certifies as to itself that (i) it is authorized to execute and deliver this consent and such power has not been granted or assigned to any other person, (ii) the Person executing this Indenture Supplement on behalf of the Noteholder is duly authorized to do so, (iii) the Indenture Trustee may conclusively rely upon such consent and certifications, (iv) the execution by Noteholder of this Amendment should be considered an “Act” by Noteholders pursuant to Section 1.5 of the Base Indenture, and (v) it acknowledges and agrees that the amendments effected by this Amendment shall become effective on the Amendment Effective Date.  The Noteholder further hereby instructs the Indenture Trustee to execute this Amendment, thereby waiving the requirement for the delivery of the Authorization Opinion and the Officer’s Certificate pursuant to Sections 1.3 and 12.3 of the Base Indenture.

Section 5.Representations and Warranties.  The Issuer hereby represents and warrants to the Indenture Trustee, the Administrative Agent and the Noteholder that as of the date hereof it is in compliance with all the terms and provisions set forth in the Indenture on its part to be observed or performed remains bound by the terms thereof, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 9.1 of the Base Indenture.

Section 6.Limited Effect.  Except as expressly amended and modified by this Amendment, the Indenture shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

Section 7.No Recourse.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely as Owner Trustee of the Issuer under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, warranties, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings and agreements by WSFS but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has made no investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related documents.

Section 8.Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

Section 9.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 10.Counterparts.  This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.

Section 11.Entire Agreement.  The Indenture, as amended by this Amendment, constitutes the entire agreement among the parties hereto with respect to the subject matter hereof, and fully supersedes any prior or contemporaneous agreements relating to such subject matter.

Section 12.Recitals.  The recitals and statements contained in this Amendment shall be taken as the statements of the Issuer, and the Indenture Trustee does not assume any responsibility for their correctness.  The Indenture Trustee does not make any representation as to the validity or sufficiency of this Amendment (except as may be made with respect to the validity of its own obligations hereunder.)  In entering into this Amendment, the Indenture Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of, or affecting the liability of or affording protection to it.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

PNMAC GMSR ISSUER TRUST, as Issuer

By:	Wilmington Savings Fund Society, FSB,
not in its individual capacity but solely as
Owner Trustee

By:	/s/ Mary Emily Pagano
Name:	Mary Emily Pagano
Title:	Assistant Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 4 to A&R Series 2016-MSRVF1 Indenture Supplement]

PENNYMAC LOAN SERVICES, LLC,
as Servicer, as Administrator and sole Owner

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR ISSUER TRUST – Amendment No. 4 to A&R Series 2016-MSRVF1 Indenture Supplement]

CITIBANK, N.A., as Indenture Trustee, and
not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[PNMAC GMSR ISSUER TRUST – Amendment No. 4 to A&R Series 2016-MSRVF1 Indenture Supplement]

CREDIT SUISSE FIRST BOSTON
MORTGAGE CAPITAL LLC, as
Administrative Agent

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[PNMAC GMSR ISSUER TRUST – Amendment No. 4 to A&R Series 2016-MSRVF1 Indenture Supplement]

CONSENTED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS
BRANCH, as Noteholder of 100% of the Series
2016-MSRVF1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret Dellafera
Name:	Margaret Dellafera
Title:	Authorized Signatory

[PNMAC GMSR ISSUER TRUST – Amendment No. 4 to A&R Series 2016-MSRVF1 Indenture Supplement]